UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 22, 2005
                                                 (April 22, 2005)



                                  SPECTRX, INC.
             (Exact name of registrant as specified in its charter)







         Delaware                     0-22179                    58-2029543
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)



4955 Avalon Ridge Parkway, Norcross, Georgia                       30071
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (770) 242 - 8723


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2 (b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR  240.13e-4 (c))

Item 8.01         Other Events.

     On April 22, the registrant announced, among other things, that it expects to file its Form 10-KSB for the year ended December 31, 2004 with the Securities and Exchange Commission on or before April 30, 2005, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed with this report:


Exhibit       Exhibit Description
No.
--------------------------------------------------------------------------------
99.1          Press Release, dated April 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     SPECTRX, INC.




                                     By:    /s/ Mark A. Samuels
                                            ------------------------------------
                                     By:     Mark A. Samuels
                                     Title:  Chairman and CEO
Date:  April 22, 2005